                                                                    EXHIBIT 99.3
                 Pro Forma Consolidated Financial Information

On November 19, 1999, Illini Corporation (the "Company") consummated its previously announced agreement to acquire all of the outstanding shares of Farmers State Bank of Camp Point ("Farmers State Bank") through the merger of Farmers State Bank with a wholly-owned subsidiary of the Company. As a result of the merger, the stockholders of Farmers State Bank received a total of 123,333 shares of Company common stock and cash in the amount of $3,256,260. The source of funds used to pay the cash portion of the purchase price was the Company's working capital acquired through dividends from the Company's wholly-owned subsidiary bank, Illini Bank, and borrowings from an unaffiliated financial institution.

The three tables appearing on the following pages present financial information on a pro forma consolidated basis. The first table sets forth as of September 30, 1999:

 .  The historical consolidated balance sheet of the Company.

 . The pro forma consolidated balance sheet of the Company after giving effect to the acquisition of Farmers State Bank. The pro forma consolidated balance sheet assumes the acquisition was consummated on September 30, 1999.

The second and third tables set forth for the nine months ended September 30, 1999 and year ended December 31, 1998:

 .  The historical consolidated income statement of the Company.

 . The pro forma consolidated income statement of the Company after giving effect to the acquisition of Farmers State Bank. The pro forma consolidated income statement assumes the acquisition was consummated on January 1, 1999 and January 1, 1998, respectively.

                              Illini Corporation
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1999
                                (in thousands)

                                                                    Farmers
                                                                   State Bank              Purchase                   Illini
                                                   Illini           of Camp               Adjustments               Corporation
                                                                                  ------------------------------
Assets                                           Corporation         Point            Adds           Subtracts        Pro Forma
----------------------------------------------  -------------    -------------    -------------    -------------    -------------
Cash and due from banks                         $       7,496              960            1,000  1            50  4
                                                                                                           3,256  2         6,150
Interest bearing deposits                                   5                0                                                  5
Debt and marketable equity securities                  44,392           16,782                                             61,174
Loans, net of the allowance for loan losses           112,748           13,024                                            125,772
Premises and equipment                                  7,066              417              252  3                          7,735
Goodwill and other intangibles                            116                0            2,072  3                          2,188
Other assets                                            3,037              468                               401  3
                                                                                                              87  3         3,017
                                                -------------    -------------    -------------    -------------    -------------
Total Assets                                    $     174,860           31,651            3,324            3,794          206,041
                                                =============    =============    =============    =============    =============

Liabilities and Stockholders' Equity
----------------------------------------------
Deposits                                        $     157,222           26,780                                            184,002
Federal funds purchased                                   835                0                                                835
Securities sold under agreements to repurchase            190              300                                                490
Note payable                                                                              1,000  1                          1,000
Other liabilities                                       1,916              245              150  4                          2,311
                                                -------------    -------------    -------------    -------------    -------------
Total liabilities                                     160,163           27,325            1,150                0          188,638

Common stock                                            4,485              240            1,233  6           240  5         5,718
Additional paid in capital                              1,886            1,760            1,473  7         1,760  5         3,359
Undivided profits                                       8,646            2,470                             2,470  5         8,646
Accumulated other comprehensive income (loss)            (320)            (144)             144  5                           (320)
                                                -------------    -------------    -------------    -------------    -------------
Total stockholders' equity                             14,697            4,326            2,850            4,470           17,403

                                                -------------    -------------    -------------    -------------    -------------
Total liabilities and stockholders' equity      $     174,860    $      31,651    $       4,000    $       4,470    $     206,041
                                                =============    =============    =============    =============    =============

See footnotes to pro forma consolidated balance sheet.

                              Illini Corporation
               Footnotes to Pro Forma Consolidated Balance Sheet
                              September 30, 1999

1. Loan originated on December 1, 1999 with an unaffiliated financial institution for $1,000,000 with an interest rate equal to the prime rate adjusted from time to time maturing on December 1, 2000.

2. Cash consideration funded with $2,256,000 of existing cash and $1,000,000 loan from an unaffiliated financial institution.

3.   Goodwill calculated as follows (in thousands):

          Consideration: Cash                                   $3,256
          Stock     123,333 shares
                    $29.25
                    X 75% (25% discount) {B}
          Fair value of stock distributed                        2,706
          Acquisition related expenses {A}                         601
                                                                ------
                                                                 6,563

          Stockholders' equity of Farmers State Bank             4,326
                                                                ------
          Cost over book value                                   2,237

          Fair Value Allocations:
           Premises and equipment {C}                              252
           Deferred taxes {C}                                      (87)
                                                                ------
          Goodwill                                              $2,072

          {A} $200 of the $601 relates to the Non-Compete, Standstill and Sale of Personal Goodwill Agreement entered into with Ernest Huls.

          {B} The $29.25 value of Illini Corporation common stock is based on listing of stock price on NASDAQ pink sheets. The discount which is based on restrictions placed on the stock was determined by an independent valuation.

          {C} The fair value allocations are based on fair values at closing date.

4. $50,000 was paid to Ernest Huls at closing and $150,000 to be paid to Huls over three years in connection with the Non-Compete, Standstill, and Sale of Personal Goodwill Agreement.

5.   Elimination of Farmers State Bank equity at consolidated level.

6.   123,333 shares at $10 par value.

7.   Fair value of shares issued minus $1,233,330 par value.

                              Illini Corporation
                    Pro Forma Consolidated Income Statement
                     Nine Months Ended September 30, 1999
                                (in thousands)

                                                                  Farmers
                                                                State Bank                 Purchase                     Illini
                                                Illini            of Camp                 Adjustments                 Corporation
                                                                                 -------------------------------
                                              Corporation          Point             Adds            Subtracts         Pro Forma
                                             -------------     -------------     -------------     -------------     -------------
Interest income                              $       8,614             1,602                                  95  1         10,121

Interest expense                                     3,802               773                64  2                            4,639
                                             -------------     -------------     -------------     -------------     -------------
Net interest income                                  4,812               829               (64)               95             5,482

Provision for loan losses                              203                45                                                   248
                                             -------------     -------------     -------------     -------------     -------------
Net interest income after provision
  for loan losses                                    4,609               784               (64)               95             5,234

Noninterest income:
Service charges on deposits                            959                30                                                   989
Fee income                                             318                20                                                   338
Gain on sale of securities, net                          7                 6                                                    13
Other noninterest income                               166                24                                                   190
                                             -------------     -------------     -------------     -------------     -------------
Total noninterest income                             1,450                80                 0                 0             1,530

Noninterest expense:
Salaries and employee benefits                       2,261               250                                                 2,511
Occupancy and equipment expense                        923                87                 7  3                            1,017
Data processing expense                                538                36                                                   574
Supplies                                               143                 8                                                   151
Communication and transportation                       315                21                                                   336
Correspondent and processing fees                      180                37                                                   217
Professional fees                                      823                15                                                   838
Directors' and regulatory fees                         129                23                                                   152
Amortization of goodwill and other intangibles           8                 0               104  4                              112
Other noninterest expense                              304                33                                                   337
                                             -------------     -------------     -------------     -------------     -------------
Total noninterest expense                            5,624               510               111                 0             6,245

Net income before taxes                                435               354              (175)               95               519

Provision for income taxes                              84                90                                  61  5            113
                                             -------------     -------------     -------------     -------------     -------------
Net income                                   $         351     $         264             ($175)              $34     $         406
                                             =============     =============     =============     =============     =============

Basic and diluted earnings per share         $        0.78                                                           $        0.71
                                             =============                                                           =============
Weighted average shares outstanding                448,456                                                                 571,789
                                             =============                                                           =============

See footnotes to pro forma consolidated income statement.

                              Illini Corporation
             Footnotes to Pro Forma Consolidated Income Statement
                     Nine Months Ended September 30, 1999

1. Represents lost interest income due to cash payments of $2,306,000 ($3,256,000 plus $50,000 less $1,000,000 financed through an unaffiliated financial institution) for the acquisition at an assumed interest rate of 5.5% for the liquidated assets.

2. Represents interest expense incurred on the $1,000,000 loan with an unaffiliated financial institution equal to the prime rate adjusted from time to time maturing on December 1, 2000 (8.5%).

3. A purchase accounting adjustment was recorded to building totaling $225,000 with an amortization period of 25 years.

4. The pro forma goodwill is $2,072,000 with an amortization period of 15 years.

5. The income tax benefit associated with taxable income statement adjustments is computed at an effective tax rate of 37%.

                              Illini Corporation
                    Pro Forma Consolidated Income Statement
                         Year Ended December 31, 1998
                                (in thousands)

                                                                     Farmers
                                                                   State Bank                Purchase                   Illini
                                                    Illini           of Camp                Adjustments               Corporation
                                                                                   ------------------------------
                                                  Corporation         Point            Adds           Subtracts        Pro Forma
                                                 -------------    -------------    -------------    -------------    -------------
Interest income                                  $      10,987            2,188                               127  1        13,048

Interest expense                                         5,180            1,122               85  2                          6,387
                                                 -------------    -------------    -------------    -------------    -------------
Net interest income                                      5,807            1,066              (85)             127            6,661

Provision for loan losses                                  204               12                                                216
                                                 -------------    -------------    -------------    -------------    -------------
Net interest income after provision
 for loan losses                                         5,603            1,054              (85)             127            6,445

Noninterest income:
Service charges on deposits                              1,065               37                                              1,102
Fee income                                                 436               29                                                465
Gain on sale of securities, net                              8               35                                                 43
Gain on sale of other real estate owned, net               460                0                                                460
Other noninterest income                                   306                8                                                314
                                                 -------------    -------------    -------------    -------------    -------------
Total noninterest income                                 2,275              109                0                0            2,384

Noninterest expense:
Salaries and employee benefits                           3,218              345                                              3,563
Occupancy and equipment expense                          1,045              105                9  3                          1,159
Data processing expense                                    708               49                                                757
Supplies                                                   200               13                                                213
Communication and transportation                           396               29                                                425
Correspondent and processing fees                          144               23                                                167
Professional fees                                          875               21                                                896
Directors' and regulatory fees                             192               31                                                223
Amortization of goodwill and other intangibles              36                0              138  4                            174
Other noninterest expense                                  363               57                                                420
                                                 -------------    -------------    -------------    -------------    -------------
Total noninterest expense                                7,177              673              147                0            7,997

Net income before taxes                                    701              490             (232)             127              832

Provision for income taxes                                  71              113                                82  5           102
                                                 -------------    -------------    -------------    -------------    -------------
Net income                                       $         630    $         377            ($232)   $          45    $         730
                                                 =============    =============    =============    =============    =============

Basic and diluted earnings per share             $        1.40                                                       $        1.28
                                                 =============                                                       =============
Weighted average shares outstanding                    448,456                                                             571,789
                                                 =============                                                       =============

See footnotes to pro forma consolidated income statement.

                              Illini Corporation
             Footnotes to Pro Forma Consolidated Income Statement
                         Year Ended December 31, 1998

1. Represents lost interest income due to cash payments of $2,306,000 ($3,256,000 plus $50,000 less $1,000,000 financed through an unaffiliated financial institution) for the acquisition at an assumed interest rate of 5.5% for the liquidated assets.

2. Represents interest expense incurred on the $1,000,000 loan with an unaffiliated financial institution equal to the prime rate adjusted from time to time maturing on December 1, 2000 (8.5%).

3. A purchase accounting adjustment was recorded to building totaling $225,000 with an amortization period of 25 years.

4. The pro forma goodwill is $2,072,000 with an amortization period of 15 years.

5. The income tax benefit associated with taxable income statement adjustments is computed at an effective tax rate of 37%.